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SUPPLEMENT NO. 1 dated July 31, 2002

TO   PROSPECTUS dated June 29, 2001


FOR  STATE STREET RESEARCH LARGE-CAP ANALYST FUND
     A SERIES OF STATE STREET RESEARCH SECURITIES TRUST

GOAL AND STRATEGIES
PRINCIPAL STRATEGIES

Under the above caption on page 1 of the Prospectus, the first paragraph is revised in its entirety to read as follows:


"Under normal market conditions, the fund invests at least 80% of its net assets in large-cap stocks and convertible securities of U.S. and foreign companies."


[LOGO] STATE STREET RESEARCH                                      SSR-6457-0702
                                                 Control Number (exp0902)SSR-LD
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                      SUPPLEMENT NO. 2 DATED JULY 31, 2002
              (SUPPLANTING SUPPLEMENT NO. 1 DATED OCTOBER 1, 2001)
                                       TO
             STATEMENT OF ADDITIONAL INFORMATION DATED JUNE 29, 2001
                                       FOR
                  STATE STREET RESEARCH LARGE-CAP ANALYST FUND
               A SERIES OF STATE STREET RESEARCH SECURITIES TRUST

NONFUNDAMENTAL INVESTMENT RESTRICTIONS

     The following nonfundamental policy is added under the caption "Fundamental and Nonfundamental Restrictions" at page I, 1-4 of the Statement of Additional Information with regard to State Street Research Large-Cap Analyst Fund:

     (5) to invest, under normal market conditions, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in large-cap stocks and convertible securities of U.S. and foreign companies. In connection with any change in this policy, the Fund shall comply with the shareholder notice requirements set forth in Rule 35d-1 under the 1940 Act.

Control Number: (Exp0902) SSR-LD                                SSR-6458-0702